Confidential | for discussion purposes only GOLUB CAPITAL BDC, INC. EARNINGS PRESENTATION QUARTER ENDED DECEMBER 31, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of an inflationary economic environment; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the the coronavirus (“COVID-19”) pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

4 Quarter Ended September 30, 2022 December 31, 2022 Net Investment Income Per Share Net investment income per share $0.32 $0.36 Amortization of purchase premium per share1 0.01 0.01 Adjusted net investment income per share2 $0.33 $0.37 Accrual (reversal) for capital gain incentive fee per share — — Adjusted net investment income before accrual for capital gain incentive fee per share3 $0.33 $0.37 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.27) ($0.21) Net reversal of realized/unrealized loss resulting from the purchase price premium per share1 (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share2 ($0.28) ($0.22) Earnings Per Share Earnings (loss) per share $0.05 $0.15 Adjusted earnings (loss) per share2 $0.05 $0.15 Net Asset Value Per Share $14.89 $14.71 Summary of Financial Results vs. Prior Quarter A 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed the acquisition of Golub Capital Investment Corporation (“GCIC”). Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. 2. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further description on the non-GAAP financial measures. 3. The Company believes providing Adjusted Net Investment Income before the accrual for capital gain incentive fee per share under GAAP is a useful non-GAAP financial measure as a portion of such capital gain incentive fee accrual is not contractually payable under the terms of the Company’s Investment Advisory Agreement. See the Endnotes at the end of this presentation for further description of non-GAAP financial measures. B A B+

GBDC Performance Drivers 02

6 Drivers of GBDC’s FQ1 2023 Earnings Key Themes from Quarter Ended December 31, 2022 Key GBDC-Specific Takeaways ■ Continued volatility in U.S. equity and fixed income markets1 ■ Golub Capital’s middle market borrowers experienced a strong rebound in year-over-year profit growth2 ■ Headline CPI inflation showed signs of deceleration3 ■ Short-term interest rates continued to rise ■ The lending environment grew more “lender friendly”, including wider spreads, reduction in leverage and tighter deal terms4 ■ Middle market deal activity remains muted ■ Record quarterly adjusted NII before accrual (reversal) for capital gain incentive fee of $0.37 per share ■ Quarterly dividend at $0.33 per share with an increase in quarterly dividend coverage5 to 112% ■ We believe GBDC’s asset-sensitive balance sheet positions us for continued meaningful NII growth ■ Continued strong credit performance: 1) Stable internal performance ratings6; 2) Low non- accruals7; and 3) Net realized gains ■ Increase in net unrealized losses driven primarily by market movements, with isolated credit deterioration8 ■ Small increase in fair value of assets as investment fundings exceeded exits and sales of investments See the slide titled “Endnotes - Drivers of GBDC’s FQ1 2023 Earnings” at the end of this presentation for footnotes.

7 $14.89 $0.36 $0.01 ($0.33) $0.02 ($0.23) ($0.01) $14.71 September 30, 2022 NAV Net Investment Income Reversal of Amortization of Purchase Premium Dividends Paid During December 31, 2022 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Net Reversal of Realized/Unrealized Loss Resulting from the Purchase Premium December 31, 2022 NAV Unrealized Losses Drove a NAV Per Share Decrease from September 30, 2022 NAV Per Share Bridge Adjusted Net Realized & Unrealized Loss: ($0.22) 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures. 1 1 Adjusted NII: $0.371

8 8 – FOR INTERNAL USE ONLY – Spread Widening in Highest Rated Credits Has Been the Primary Driver of Unrealized Depreciation and NAV Decline Since 3/31/22... Note: Per share metrics based on weighted average shares outstanding for the quarter ended December 31, 2022. 1. Includes only debt investments held as of 3/31/22 and 12/31/22. Value reflects weighted average fair value of debt investments by risk rating as a percentage of principal. 2. Trailing nine month (“T9M”) Cumulative Net Change in Unrealized Depreciation on Investments reflect the cumulative net change in unrealized depreciation on total investments for the nine-month period ending 12/31/2022. 3. Excludes the change in unrealized loss resulting from the translation of assets and liabilities in foreign currencies, forward currency contracts and amortization of Purchase Premium. See the Endnotes at the end of this presentation for further details on the amortization of Purchase Premium. Drivers of Net Change in Unrealized Depreciation Per Share Category Weighted Average Price1 T9M Cumulative Net Change in Unrealized Depreciation on Investments2, 3 % of 3/31/22 Net Asset Value % of T9M Total Primary Driver 3/31/22 12/31/22 Internal Performance Ratings 4 and 5 (Performing At or Above Expectations) 99.8% 98.2% ($0.59) (3.8%) 75% Spread widening Internal Performance Rating 3 (Performing Below Expectations) 88.9% 92.0% ($0.11) (0.7%) 14% Spread widening, credit challenges Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations) 55.4% 42.3% ($0.09) (0.6%) 11% Pre-existing credit challenges Total 98.2% 96.0% ($0.79) (5.1%) 100%

9 …Effectively Creating a Large Embedded “Loss Reserve” Relative to GBDC’s Historical Credit Track Record 1. Cumulative Net Unrealized Depreciation on Investments reflect the cumulative net change in unrealized depreciation on investments for the nine-month period ending 12/31/2022. Excludes the change in unrealized loss resulting from the translation of assets and liabilities in foreign currencies, forward currency contracts and amortization of Purchase Premium. See the Endnotes at the end of this presentation for further details on the amortization of Purchase Premium. 2. Calculated as the sum of GBDC’s rolling four-quarter net realized gain/(losses) on investment portfolio divided by the preceding quarter end Net Asset Value for the measurement period from quarter ended 6/30/2011 through quarter ended 12/31/2022. Peak rolling four-quarter net realized loss rate as a percentage of beginning of measurement period Net Asset Value, (1.9%), encompasses the twelve-month period ended 3/31/2012. 3. The default rate is based on a composite of Golub Capital loans and does not reflect the performance of loans held by GBDC or any vehicle managed by Golub Capital or its affiliates, including financing securitizations (CLOs). The default rate data for Golub Capital Middle Market Loans started in 2004, the inception of the Golub Capital Partners Funds. As of December 31, 2022. There is no guarantee that future investments will maintain historical default rates. Default rate of Golub Capital first lien middle market leveraged loans, defined as (a) the aggregate principal amount of first lien middle market leveraged loans on a cost basis that are classified as Defaults during the calendar year, divided by (b) the aggregate principal amount of first lien middle market leveraged loans outstanding at the end of the period. A loan is classified as a Default if (a) there is an uncured payment default with respect to principal or interest, or (b) if the loan has been restructured with a full or partial debt-for-equity exchange. Additionally, effective January 1, 2018, a Default also is deemed to have occurred if a loan is amended such that (i) cash interest is reduced to a rate less than LIBOR + 1% or SOFR + 1% for at least two consecutive quarters, and (ii) the loan had an Internal Performance Rating of 1 or 2. Average rolling four-quarter GBDC net realized gain rate since inception2 0.3% Golub Capital long-term middle market default rate (2004 – 2022)3 0.93% ~2.8x Coverage of Peak Rolling Four-Quarter Net Realized Loss Rate Cumulative Net Unrealized Depreciation on Investments vs. Peak GBDC Historical Net Realized Loss Rate Additional Reference Metrics 5.1% 1.9% Cumulative Net Unrealized Depreciation on Investments Since 3/31/2022 as a % of 3/31/2022 Net Asset Value1 Peak Rolling Four-Quarter GBDC Net Realized Loss Rate Since Inception2

Summary of Financial Results for the Quarter Ended December 31, 2022 03

11 Summary of Quarterly Results Quarter Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Net Investment Income Per Share Net investment income per share $0.27 $0.25 $0.32 $0.32 $0.36 Amortization of purchase premium per share1 0.04 0.02 0.02 0.01 0.01 Adjusted net investment income per share1 $0.31 $0.27 $0.34 $0.33 $0.37 Accrual (reversal) for capital gain incentive fee per share 0.00* 0.03 (0.03) 0.00 0.00 Adjusted net investment income before accrual (reversal) for capital gain incentive fee per share1 $0.31 $0.30 $0.31 $0.33 $0.37 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.10 $0.14 ($0.23) ($0.27) ($0.21) Net reversal of realized/unrealized loss resulting from the purchase premium per share1 (0.04) (0.02) (0.02) (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share1 $0.06 $0.12 $(0.25) ($0.28) ($0.22) Earnings (Loss) Per Share Earnings (loss) per share $0.37 $0.39 $0.09 $0.05 $0.15 Adjusted earnings (loss) per share1 $0.37 $0.39 $0.09 $0.05 $0.15 Net Asset Value Per Share $15.26 $15.35 $15.14 $14.89 $14.71 Distributions paid per share $0.30 $0.30 $0.30 $0.30 $0.33 A B A B+ * Represents an amount less than $0.01 per share 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

12 Portfolio Highlights - New Originations Quarter Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $867.7 $323.3 $449.6 $176.7 $247.0 Exits and Sales of Investments 661.8 122.2 171.2 305.6 253.8 Net Funds Growth1 251.9 279.4 187.4 (167.2) 5.6 Asset Mix of New Investments Senior Secured 4% 2% 2% 7% 3% One Stop 88% 94% 93% 91% 93% Junior Debt2 0%* 0% 0% 0% 0%* Equity and Other Investments 8% 4% 5% 2% 4% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 6.7% 6.7% 7.8% 9.0% 11.1% Weighted average spread over the applicable base rate of new floating rate investments4 5.9% 5.8% 5.8% 6.2% 6.7% Weighted average interest rate on investments that paid-off 6.3% 6.0% 6.9% 7.5% 9.0% Weighted average fees on new investments 1.2% 1.1% 1.1% 1.2% 1.8% * Represents an amount less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a London Interbank Offered Rate “LIBOR”, Secured Overnight Financing Rate “SOFR”, Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a LIBOR/SOFR and Prime rate option, the contractual rate is calculated using current LIBOR/SOFR at the time of funding, the spread over LIBOR/SOFR and the impact of any LIBOR/SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, LIBOR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a LIBOR/SOFR and Prime rate option, the LIBOR/SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. – Total investments at fair value increased by approximately 0.1%, or $5.6 million, during the three months ended December 31, 2022.

13 $5,146,766 $5,426,159 $5,613,550 $5,446,356 $5,451,946 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 $6,000,000 Portfolio Highlights – Investment Mix – The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 12% 82% 5% 1% 11% 83% 5% 1% 10% 84% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% First Lien One Stop

14 Software 27% Healthcare Providers and Services 8% Specialty Retail 6% Automobiles 5% IT Services 5% Diversified Consumer Services 5% Insurance 4% Health Care Technology 4% Commercial Services and Supplies 3% Portfolio Highlights – Portfolio Diversity as of December 31, 2022 Investment Portfolio $5,452mm | 332 Investments | Average Size 0.3% * Represents an amount less than 0.5%. 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 31% Remaining 307 Investments 69% Top 10 Investments 15% Avg Size 0.3% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 39 industries below 3% 5% 9% 85% 1% Portfolio Composition by Seniority Floating, 100% Fixed, 0% 94% First Lien *

15 1. The weighted average cost of debt and weighted average net investment spread presented for the quarter ended September 30, 2021 exclude $3.6 million of accelerated capitalized debt issuance costs that resulted from the August 26, 2021 early redemption of notes issued by the 2020 Debt Securitization and the September 1, 2021 redemption of debentures issued by GC SBIC VI, LP, one of our small business investment company subsidiaries. The weighted average cost of debt and weighted average net investment spread were 3.3% and 4.4%, respectively, when including the $3.6 million of accelerated capitalized debt issuance costs. 2. The income yield presented for the quarter ended September 30, 2022 excludes the one-time recognition of $2.0 million of previously deferred interest income resulting from the repayment and refinancing of former non-accrual loans, which are included in the calculation of the investment income yield for the quarter ended September 30, 2022. The income yield was 8.6% for the quarter ended September 30, 2022 when including the $2.0 million of interest income. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, accrued PIK/non-cash dividend income, and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 4. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 5. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 6. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Portfolio Highlights – Economic Analysis: Positioned for Higher Interest Rates 8.0% 7.9% 7.7% 7.7% 7.3% 7.5% 9.2% 10.5% 7.5% 7.4% 7.2% 7.1% 6.9% 7.1% 8.4% 10.0% 5.0% 5.1% 4.9% 5.0% 4.5% 4.5% 5.5% 6.1% 3.0% 2.8% 2.8% 2.7% 2.8% 3.0% 3.7% 4.4% 0.2% 0.1% 0.1% 0.2% 1.0% 2.3% 3.8% 4.8% Investment income yield³ Income yield Weighted average net investment spread Weighted average cost of debt 3-Month London Interbank Offered Rate (“LIBOR”) March 31, 2021 June 30, 2021 September 30, 2021¹ December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022² December 31, 2022 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 4 6 5

16 Portfolio Highlights - Positioned For Higher Interest Rates Potential for meaningfully higher quarterly adjusted net investment income (“NII”) as loans continue to reset to higher base rates1 16 1. Reflects illustrative pro forma adjusted NII per share for GBDC if the ending 3-Month LIBOR rate of 4.77% as of December 31, 2022 was in place for the entire FYQ1 quarter as the base rate for GBDC’s floating rate assets and liabilities, based on the average earning debt investments and average debt outstanding for the quarter ended December 31, 2022. Other key performance indicators for “FY 2023 Q1” were assumed to be consistent across the pro forma scenarios (no changes were made to credit spreads, portfolio composition, asset performance or other key performance drivers). Pro forma estimates assume no loan amendments, pay offs or changes to accrual status of GBDC's floating rate assets and liabilities as of December 31, 2022. There can be no assurance that the illustrative pro forma adjusted NII described will be realized in the future. Note: As of December 31, 2022, unless otherwise noted. Past performance is not indicative of future results. Projections and forward-looking statements are not reliable indicators of future events and no guarantee or assurance is given that such activities will occur as expected or at all. All investments involve risk, including the loss of principal. Please see notes at the end of this presentation for additional important information. Approximate Adjusted NII per Share Impact With Increase in Base Rates +13% Increase 3.75% 4.77% 5.00% $0.37 $0.42 3.75% 4.77% Average 3-Month LIBOR Ending 12/31/22 3-Month LIBOR FYQ1 Actual Pro Forma FYQ1 For 12/31/22 3M LIBOR¹ $— $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45

17 Portfolio Highlights - Credit Quality Quarter Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Non-Accrual - Debt Investments Non-accrual investments at amortized cost (000s) $60,984 $76,284 $80,791 $96,956 $145,572 Non-accrual investments / total debt investments at amortized cost 1.2% 1.5% 1.5% 1.8% 2.7% Non-accrual investments at fair value (000s) $42,302 $55,871 $60,263 $65,125 $92,224 Non-accrual investments / total debt investments at fair value 0.9% 1.1% 1.1% 1.3% 1.8% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 98.1% 98.2% 97.5% 96.6% 96.0% 1. Please see Internal Performance Ratings definitions on the following page. – Fundamental credit quality as of December 31, 2022 remained strong with nearly 90% of the investments in our portfolio having an Internal Performance Rating1 of 4 or higher as of December 31, 2022. – Non-accrual investments at December 31, 2022 as a percentage of total investments at cost and fair value were 2.7% and 1.8%, respectively. – During the quarter ended December 31, 2022, the number of non-accrual investments increased to nine investments from eight as of September 30, 2022, as the disposition of one portfolio company investment was offset by the addition of two new portfolio company investments.

18 Portfolio Highlights – Portfolio Ratings * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2018 2019 2020 2021 2022 December 31, 2022 5 6.4% 2.7% 6.1% 10.2% 4.6% 2.8% 4 81.6% 88.2% 72.8% 80.7% 86.8% 86.5% 3 11.0% 7.9% 19.7% 8.1% 7.3% 9.4% 2 1.0% 1.2% 1.4% 1.0% 1.3% 1.3% 1 0.0%* 0.0%* 0.0%* 0.0%* 0.0% 0.0%* Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

19 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 (unaudited) (unaudited) (unaudited) (audited) (unaudited) Assets Investments, at fair value $5,146,766 $5,426,159 $5,613,550 $5,446,356 $5,451,946 Cash, cash equivalents and foreign currencies 182,683 136,169 85,199 124,137 103,207 Restricted cash, cash equivalents and foreign currencies 118,794 38,163 35,981 56,416 62,826 Other assets 32,194 24,473 35,465 54,315 47,772 Total Assets $5,480,437 $5,624,964 $5,770,195 $5,681,224 $5,665,751 Liabilities Debt $2,852,832 $2,980,962 $3,154,673 $3,093,603 $3,100,057 Unamortized debt issuance costs (22,404) (20,786) (18,988) (17,211) (15,641) Interest payable 16,184 15,643 20,255 20,384 24,942 Management and incentive fee payable 20,799 20,929 19,743 33,430 35,081 Other liabilities 5,547 4,667 6,826 6,518 7,627 Total Liabilities 2,872,958 3,001,415 3,182,509 3,136,724 3,152,066 Total Net Assets 2,607,479 2,623,549 2,587,686 2,544,500 2,513,685 Total Liabilities and Net Assets $5,480,437 $5,624,964 $5,770,195 $5,681,224 $5,665,751 Net Asset Value per Share $15.26 $15.35 $15.14 $14.89 $14.71 GAAP leverage 1.10x 1.14x 1.23x 1.22x 1.24x Effective leverage, Net of Available Cash1 1.02 x 1.08 x 1.19 x 1.17 x 1.19 x Asset coverage2 190.9% 187.6% 181.5% 181.7% 180.4% Number of shares of common stock outstanding 170,865,742 170,895,670 170,895,670 170,895,670 170,895,670 1. Effective leverage, net of available cash is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019.

20 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $92,336 $88,679 $97,568 $119,925 $134,350 GCIC acquisition purchase premium amortization (7,095) (2,940) (3,036) (2,561) (2,135) Dividend and fee income 1,326 222 1,094 2,284 4,662 Total Investment Income $86,567 $85,961 $95,626 $119,648 $136,877 Expenses Interest and other debt financing expenses $17,836 $19,275 $23,278 $28,989 $34,245 Base management fee, net of waiver1 17,501 16,115 19,025 19,321 19,062 Incentive fee – net investment income 2,929 — 718 14,109 16,011 Incentive fee – capital gains 452 4,362 (4,814) — — Other operating expenses 3,059 2,769 3,491 3,196 3,696 Total Expenses 41,777 42,521 41,698 65,615 73,014 Income and excise taxes — — — 72 2,200 Net Investment Income after Tax $44,790 $43,440 $53,928 $53,961 $61,663 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $14,548 $372 $2,511 $2,945 $3,294 Net unrealized appreciation (depreciation) on investments and foreign currency translation (3,088) 20,218 (43,618) (51,308) (41,853) Net unrealized appreciation (depreciation) from the GCIC acquisition purchase premium write-down 7,323 2,940 3,063 2,572 2,231 Net gain (loss) on investments and foreign currency 18,783 23,530 (38,044) (45,791) (36,328) Provision for taxes on realized gain and unrealized appreciation on investments (495) (97) (478) (87) 246 Net Increase (Decrease) in Net Assets Resulting from Operations $63,078 $66,873 $15,406 $8,083 $25,581 Per Share Data Net Investment Income Per Share $0.27 $0.25 $0.32 $0.32 $0.36 Adjusted Net Investment Income before accrual (reversal) for capital gain incentive fee per share2 $0.31 $0.30 $0.31 $0.33 $0.37 Earnings (Loss) Per Share $0.37 $0.39 $0.09 $0.05 $0.15 Adjusted Earnings (Loss) Per Share2 $0.37 $0.39 $0.09 $0.05 $0.15 Distributions Paid $0.30 $0.30 $0.30 $0.30 $0.33 Weighted average shares of common stock outstanding 170,046,783 170,866,740 170,895,670 170,895,670 170,895,670 1. For the quarter ended March 31, 2022, GC Advisors irrevocably waived $1.9 million of the base management fee calculated under the investment advisory agreement.  2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

21 Financial Performance Highlights * The quarterly return on equity for the periods up to and including the quarter ended June 30, 2019 are calculated as (a) the net increase in net assets resulting from operations (i.e., net income) for the period presented divided by (b) the daily average of total net assets during the period. The quarterly return on equity for the periods after June 30, 2019 are calculated as (a) Adjusted Net Income for the period, as defined in the Endnotes at the end of this presentation, divided by (b) the daily average of total net assets during the period. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described in the Endnotes at the end of this presentation. These returns do not represent an actual return to any investor in the Company. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.33 $0.33 $0.29 $0.29 $0.29 $0.29 $0.29 $0.29 $0.30 $0.30 $0.30 $0.30 $0.33 $0.12 $0.13 2.4% 2.3% 1.6% 1.9% 1.9% 2.0% 2.2% 2.1% -10.5% 6.7% 4.0% 3.9% 3.8% 3.3% 2.8% 2.4% 2.6% 0.6% 0.3% 1.0% Regular Distribution Special Distribution Quarterly Return on Equity* Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 $0.44 $0.46

22 Long History of Strong Shareholder Returns 1. The 9.2% internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period and ending period NAV. Period beginning June 30, 2010 and ending December 31, 2022. GBDC made its initial public offering on April 15, 2010. GBDC’s 1-, 5- and 10-Year net IRRs are 4.6%, 6.8% and 9.3%, respectively. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010. For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis NAV Per Share Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share Ap r-1 0 Ju n- 10 Se p- 10 Se p- 10 De c- 10 M ar -1 1 Ju n- 11 Se p- 11 De c- 11 M ar -1 2 Ju n- 12 Se p- 12 De c- 12 M ar -1 3 Ju n- 13 Se p- 13 De c- 13 M ar -1 4 Ju n- 14 Se p- 14 De c- 14 M ar -1 5 Ju n- 15 Se p- 15 De c- 15 M ar -1 6 Ju n- 16 Se p- 16 De c- 16 M ar -1 7 Ju n- 17 Se p- 17 De c- 17 M ar -1 8 Ju n- 18 Se p- 18 De c- 18 M ar -1 9 Ju n- 19 Se p- 19 De c- 19 M ar -2 0 Ju n- 20 Se p- 20 De c- 20 M ar -2 1 Ju n- 21 Se p- 21 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 $14.63 $31.28 $0.58 $15.99 $14.71 As of December 31, 2022 Investors in GBDC’s 2010 IPO have achieved a 9.2% IRR on NAV1

23 Liquidity and Investment Capacity Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $103.2 million as of December 31, 2022. – Restricted cash and cash equivalents totaled $62.8 million as of December 31, 2022. Restricted cash is held in our securitization vehicles and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability – JPM Credit Facility – As of December 31, 2022, subject to leverage and borrowing base restrictions, we had approximately $538.9 million of remaining commitments and availability, in the aggregate, on our revolving credit facility with JPMorgan. – GC Advisors Revolver – As of December 31, 2022, we had $100.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors.

24 GBDC Has a Stable, Highly Flexible and Low-Cost Funding Structure GBDC Debt Capital Structure* Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2018 Debt Securitization $408,200 $408,200 $— January 20, 2023 January 20, 2031 3 Month LIBOR + 1.64% GCIC 2018 Debt Securitization 546,500 546,500 — January 20, 2023 January 20, 2031 3 Month LIBOR + 1.51% Unsecured Notes: 2024 Unsecured Notes 500,000 500,000 — N/A April 15, 2024 3.375% 2026 Unsecured Notes 600,000 600,000 — N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 — N/A February 15, 2027 2.050% Bank Facilities: JPMorgan Credit Facility 1,237,500 698,625 538,875 February 11, 2025 February 11, 2026 1 Month SOFR + 1.75%2 GC Advisors Revolver 100,000 — 100,000 N/A June 15, 2025 Applicable Federal Rate Totals: $3,742,200 $3,103,325 $638,875 4.4%3 * Information is presented as of December 31, 2022. 1. Interest rate for securitizations represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding tranches retained by the Company. The weighted average interest rate for the GCIC 2018 Debt Securitization excludes a $38.5 million note that has a fixed interest rate of 2.50%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. The interest rate on the JPMorgan Credit Facility ranges from 1 month SOFR + 1.75% to 1 month SOFR + 1.875%. The rate displayed corresponds to the interest rate incurred on the most recent borrowing. SOFR borrowings are subject to an additional spread adjustment ranging between 0.11448% and 0.42826% depending on applicable tenor. 3. Represents the weighted average cost of debt, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. GBDC’s Investment Grade Ratings Profile Improves Access to Attractive Unsecured Debt Funding Structure Key Takeaways Current Rating Current Rating BBB- Positive Baa3 Stable BBB- Stable • Weighted average cost of debt 4.4% • 47% of debt funding from long-date, fixed rate unsecured notes with a 2.7% weighted average coupon and well laddered maturities (earliest maturity in 2024) • Total available liquidity of $742 million • Available liquidity 3.7x unfunded asset commitments

25 Common Stock and Distribution Information Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) February 5, 2021 March 5, 2021 March 30, 2021 $0.29 Quarterly $48,505 May 7, 2021 June 11, 2021 June 29, 2021 $0.29 Quarterly $48,787 August 6, 2021 September 8, 2021 September 29, 2021 $0.29 Quarterly $49,055 November 19, 2021 December 10, 2021 December 30, 2021 $0.30 Quarterly $51,008 February 4, 2022 March 4, 2022 March 29, 2022 $0.30 Quarterly $51,260 May 6, 2022 June 3, 2022 June 29, 2022 $0.30 Quarterly $51,269 August 5, 2022 September 2, 2022 September 29, 2022 $0.30 Quarterly $51,269 November 18, 2022 December 9, 2022 December 29, 2022 $0.33 Quarterly $56,396 February 7, 2023 March 3, 2023 March 29, 2023 $0.33 Quarterly $56,396² Distributions Data Fiscal Year Ending September 30, 2022 High Low End of Period First Quarter $15.99 $14.86 $15.44 Second Quarter $16.10 $14.70 $15.21 Third Quarter $15.48 $12.67 $12.96 Fourth Quarter $14.35 $12.21 $12.39 Fiscal Year Ending September 30, 2023 High Low End of Period First Quarter $14.25 $12.46 $13.16 Common Stock Price Data1 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 170,895,670 shares outstanding as of December 31, 2022.

Appendix: Endnotes A

27 Endnotes - Non-GAAP Financial Measures 1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of December 31, 2022, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of December 31, 2022. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired.

28 Endnotes - Drivers of GBDC’s FQ1 2023 Earnings 1. Year-to-date as of December 31, 2022, the S&P 500 returned -18.1% and the Bloomberg U.S. Aggregate Bond Index returned -13.0%. Quarter-to-date as of December 31, 2022, the S&P 500 returned 7.6% and the Bloomberg U.S. Aggregate Bond Index returned 1.9%. 2. Please see the December 31, 2022 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q4 2022 compared the October 2022 and November 2022 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in October and November 2021. 3. Consumer Price Index (“CPI”) inflation released by the Bureau of Labor Statistics was 6.5% over the twelve month period ended December 31, 2022. 4. Please see page titled, “Portfolio Highlights – Investment Mix”. 5. Represents adjusted net investment income before accrual (reversal) for capital gain incentive fee per share divided by base quarterly distribution declared per share. 6. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 7. Please see page titled, “Portfolio Highlights – Credit Quality”. 8. Please see page titled, “Unrealized Losses Drove a NAV Per Share Decrease from September 30, 2022”.